UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 10, 2026

ASHFORD HOSPITALITY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-31775	86-1062192
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1200
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AHT	New York Stock Exchange
Preferred Stock, Series D	AHT-PD	New York Stock Exchange
Preferred Stock, Series F	AHT-PF	New York Stock Exchange
Preferred Stock, Series G	AHT-PG	New York Stock Exchange
Preferred Stock, Series H	AHT-PH	New York Stock Exchange
Preferred Stock, Series I	AHT-PI	New York Stock Exchange
Preferred Stock Purchase Rights	--	New York Stock Exchange

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 10, 2026 (the “Effective Date”), Justin Coe notified Ashford Hospitality Trust, Inc. (the “Company”) of his resignation as the Company's principal financial officer, principal accounting officer and Chief Accounting Officer, effective as of the Effective Date. Mr. Coe’s resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Effective as of the Effective Date, the Company's Board of Directors appointed Randy Jones to serve as the Company's principal financial officer, principal accounting officer and Chief Accounting Officer, in each case succeeding Mr. Coe.

Randy Jones, age 48, served as Chief Accounting Officer at Remington Hospitality, a hotel management company, from January 2025 through October 2026; as Vice President, Controller at Dave & Busters Inc., a restaurant and video arcade entertainment company, from July 2022 through December 2024; and as Director of Financial Reporting at Brinker International, a restaurant franchising company, from January 2021 through June 2022. Remington Hospitality is a subsidiary of Ashford Inc. and an affiliate of the Company. Mr. Jones holds a Bachelor of Business Administration and a Master of Professional Accounting from the University of Texas at Austin and a Master of Business Administration from Southern Methodist University.

There is no arrangement or understanding between Mr. Jones and any other persons pursuant to which he was appointed as principal financial officer and Chief Accounting Officer of the Company. Mr. Jones has no family relationship with any director or executive officer of the Company. There are no transactions between Mr. Jones and the Company that would be reportable under Item 404(a) of Regulation S-K, nor have any such transactions been proposed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 10, 2026

ASHFORD HOSPITALITY TRUST, INC.

By:	/s/ Jim Plohg
Jim Plohg
Executive Vice President, General Counsel & Secretary

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